Exhibit 10.77

Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.
SUPPLEMENTAL AGREEMENT NO. 14
to
Purchase Agreement No. 03735
between
THE BOEING COMPANY
and
AMERICAN AIRLINES, INC.
Relating to Boeing Model 737 MAX Aircraft

This SUPPLEMENTAL AGREEMENT No. 14 (SA-14), entered into as of November _25__, 2020 (Effective Date), by and between THE BOEING COMPANY, a Delaware corporation with offices in Seattle, Washington (Boeing) and AMERICAN AIRLINES, INC. a Delaware corporation with offices in Fort Worth, Texas, together with its successors and permitted assigns (Customer);
WHEREAS, Boeing and Customer entered into Purchase Agreement No. 03735 dated February 1, 2013 relating to Boeing Model 737 MAX Aircraft, as amended and supplemented (Purchase Agreement) and capitalized terms used herein without definitions shall have the meanings specified therefore in such Purchase Agreement;
WHEREAS, Customer has [****] and Boeing [****] Aircraft delivery a [****] on the Aircraft;
NOW, THEREFORE, the parties agree that the Purchase Agreement is amended as set forth below and otherwise agree as follows:
1.    Table of Contents.
The “Table Of Contents” to the Purchase Agreement referencing SA-13 in the footer is deleted in its entirety and is replaced with the new “Table Of Contents” (attached hereto) referencing SA-14 in the footer to reflect changes made to the Purchase Agreement by this SA-14. Such new Table of Contents is hereby incorporated into the Purchase Agreement in replacement of its predecessor.
PA 03735    SA-14, Page 1
BOEING PROPRIETARY
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2.    Letter Agreement.
2.1    New Letter Agreement No. AAL-PA-03735-LA-2003486, entitled “[****]” and referencing SA-14 in the footer ([****]) is hereby incorporated into the Purchase Agreement.
3.    Miscellaneous.
3.1    The Purchase Agreement is amended as set forth above by the revised Table Of Contents and the inclusion of the new letter agreement [****]. All other terms and conditions of the Purchase Agreement remain unchanged and are in full force and effect.

Intentionally Left Blank
PA 03735    SA-14, Page 2
BOEING PROPRIETARY
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AGREED AND ACCEPTED this
November 25, 2020
Date

THE BOEING COMPANY	AMERICAN AIRLINES, INC.
/s/ The Boeing Company	/s/ American Airlines, Inc.
Signature	Signature
The Boeing Company	American Airlines, Inc.
Printed name	Printed name
Attorney-in-Fact	VP, Treasurer
Title	Title

PA 03735
SA-3
BOEING PROPRIETARY

TABLE OF CONTENTS

ARTICLES		SA NUMBER
Article 1.	Quantity, Model and Description
Article 2.	Delivery Schedule
Article 3.	Price
Article 4.	Payment
Article 5.	Additional Terms
Article 6.	Confidentiality

TABLE
1R7	Aircraft Information Table	13
1-2	Revised Delivery Aircraft Information Table	9
1-3R1	[****] Aircraft Delivery, Description, Price, and Advance Payments	13

EXHIBITS
AR1	Aircraft Configuration	6
A2	Revised Delivery Aircraft Configuration	9
B.	Aircraft Delivery Requirements and Responsibilities
C.	Definitions

SUPPLEMENTAL EXHIBITS
AE1.	[****]
BFE1.	BFE Variables
CS1R1.	Customer Support Variables	4
EE1.	[****]
SLP1.	[****]

LETTER AGREEMENTS
LA-1106648R1	Special Matters	6
LA-1106649	[****]
LA-1106650R4	[****]	11
LA-1106651R2	[****]	11
LA-1106652	Aircraft Model Substitution
LA-1106654	AGTA Terms Revisions for MAX
~~LA-1106655~~	~~Open Matters—737 MAX Withdrawn~~	6
LA-1106656R1	[****]	1
LA-1106657R1	[****]	2
LA-1106663 R1	[****]	2
LA-1106664 R1	[****]	2

PA 03735    SA-14
TABLE OF CONTENTS, Page 1 of 2
BOEING PROPRIETARY
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TABLE OF CONTENTS, continued

LA-1106658	[****]
LA-1106659R2	[****]	10
LA-1106660	Spare Parts Initial Provisioning

LETTER AGREEMENTS, continued		SA NUMBER
LA-1106661R2	[****]	2
LA-1106667	[****]
LA-1106668R1	[****]	8
LA-1106669	[****]
LA-1106670	Confidentiality
LA-1106671R1	Miscellaneous Commitments	1
LA-1106672	[****]
LA-1106673R1*	CS1 Special Matters	4
LA-1106677	Optional Features Comfort Letter
LA-1600073	[****]	4
LA-1600852	[****]	5
LA-1603773	[****]	5
LA-1605402	[****]	6
LA-1700919	[****]	7
LA-1801206	[****]	9
LA-2002704	[****]	11
LA-2002743	[****]	11
LA-2003342	[****]	11
LA-2003486	[****]	14
* - This is an intended gap as there are no Letter Agreements LA-1106674 through LA-1106676 incorporated by the Purchase Agreement.
PA 03735    SA-14
TABLE OF CONTENTS, Page 2 of 2
BOEING PROPRIETARY
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    The Boeing Company
P.O. Box 3707
Seattle, WA 98124 2207

AAL-PA-03735-LA-2003486
American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport, Texas 75261-9616
Subject: [****]
Reference:     Purchase Agreement No. PA-03735 (Purchase Agreement) between The Boeing Company (Boeing) and American Airlines, Inc. (Customer) relating to Model 737-8 aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement will have the same meaning as in the Purchase Agreement.
1.    Introduction.
1.1    At Customer’s [****], Boeing may [****] to Customer ([****]) on the Aircraft. The terms and conditions of this Letter Agreement will [****] has [****] Boeing’s [****] on the Aircraft.
1.2    Customer [****] is [****] of the Aircraft [****], therefore the Aircraft [****] for delivery with such [****] on the Aircraft.
2.    Customer [****].
2.1    Boeing may [****] Customer [****] on the Aircraft [****] Aircraft delivery to Customer.
3.    Customer [****].
3.1    Customer [****] the Customer [****] to Boeing in [****] of Boeing’s [****].
3.2    Customer [****] to Boeing’s [****].
3.3    Customer [****] have the [****] on the Aircraft to [****] Customer [****].
3.4    Customer [****] that [****] of Customer [****] to Customer’s [****].
3.5    Customer is [****] for [****], [****], [****], and [****] of Customer [****].
AAL-PA-03735-LA-2003486    SA-13
Loading of Customer Software    Page 1 of 3
BOEING PROPRIETARY
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4.    [****].
4.1    If Customer’s [****] is [****] the [****] of the [****], then (a) Boeing will [****] be [****] to [****] to [****] Customer [****] and (b) Boeing will [****] Boeing [****], if applicable, [****] the Aircraft.
4.2    [****] of Customer [****] is [****] to a) [****] and b) [****], including Boeing’s [****] to [****] the [****] of Customer [****] in the [****] as Aircraft delivery.
5.    Additional Terms and Conditions.
5.1    Customer [****] Boeing’s [****] and [****] to [****] Customer [****] the Aircraft.
5.2    Customer [****] is [****] for the [****] of [****] and [****] of [****] “[****]” of the AGTA and such [****] apply to the [****] of Customer [****].
5.3    The [****] of Customer [****] is a [****] under [****] of [****] of [****] “[****]” of the AGTA. However, Boeing [****] Customer pursuant to [****] and provisions of the Boeing [****] to the [****] to [****] Customer [****].
5.4    Boeing [****] for the Customer [****] and [****] of [****] of [****] “[****]” of the AGTA and [****] “[****]” of the AGTA [****] to the [****] of Customer [****].

(Intentionally Left Blank)
AAL-PA-03735-LA-2003486    SA-13
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BOEING PROPRIETARY
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Very truly yours,
THE BOEING COMPANY

/s/ The Boeing Company
By    The Boeing Company
Its    Attorney-In-Fact
ACCEPTED AND AGREED TO this
Date:     November 25, 2020
AMERICAN AIRLINES, INC.
By:     /s/ American Airlines, Inc.
Name:     American Airlines, Inc.

AAL-PA-03735-LA-2003486    SA-13
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BOEING PROPRIETARY
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